BAT SUBSIDIARY, INC.
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
JUNE 30, 1999

[LOGO]

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                          VALUE
RATING*  (000)          DESCRIPTION                                    (NOTE 1)
--------------------------------------------------------------------------------
               LONG-TERM INVESTMENTS--114.0%
               MORTGAGE PASS-THROUGHS--0.0%
               Federal National Mortgage Association,
      $    9     9.50%, 7/1/20 ..................................    $    9,132
               MULTIPLE CLASS MORTGAGE
               PASS-THROUGHS--14.3%
               Federal National Mortgage Association,
                 REMIC Pass-Through Certificates,
       1,580     Trust 1992-43, Class 43-E,
                   4/25/22 ......................................     1,594,244
       3,683     Trust 1992-129, Class 129-J,
                   7/25/20 ......................................     3,517,265
       1,444     Trust 1993-193, Class 193-E,
                   9/25/23 ......................................       698,015
         364     Trust 1993-193, Class 193-PC,
                   9/25/23 ......................................       358,932
         870     Trust 1993-212, Class 212-SA,
                   11/25/08, (ARM) ..............................       781,784
       2,005+    Trust 1993-214, Class 214-SL,
                   12/25/08, (ARM) ..............................     1,871,765
       1,000     Trust 1994-13, Class 13-SM,
                   2/25/09, (ARM) ...............................       931,250
         329     Trust 1994-37, Class 37-SC,
                   3/25/24, (ARM) ...............................       322,876
         980     Trust 1994-72, Class 72-L,
                   4/25/24 ......................................       981,938
AAA    2,000   New York City Mortgage Loan Trust,**
                 Ser. 1996, Class A-2, 6/25/11 ..................     1,945,000
                                                                    -----------
                                                                     13,003,069
                                                                    -----------

               INTEREST ONLY MORTGAGE-BACKED
               SECURITIES--14.1%
AAA   28,336   Credit Suisse First Boston Mortgage
                 Securities Corp.,**
                 Ser. 1997-C1, Class AX,
                   6/20/29 ......................................     2,573,541
       1,500   Federal Home Loan Mortgage Corp.,
                 Multiclass Mortgage
                 Participation Certificates,
                 Ser. 1543, Class 1543-VU,
                   4/15/23 ......................................       394,327
               Federal National Mortgage Association,
                 REMIC Pass-Through Certificates,
       2,500     Trust 1993-163, Class 163-PH,
                   3/25/22 ......................................       518,750
       2,312     Trust 1993-223, Class 223-PT,
                   10/25/23 .....................................       310,847
       2,500     Trust 1997-50, Class 50-HK,
                   8/25/27 ......................................       816,699
       6,755     Trust 1997-84, Class 84-PJ,
                   1/25/08 ......................................     1,563,331
       3,505     Trust 1998-44, Class 44-JI,
                   8/20/17 ......................................       396,461
       3,423     Trust 1998-62, Class 62-EI,
                   11/25/28 .....................................       526,361
AAA   19,770   First Union-Lehman Brothers-
                 Bank of America,
                 Ser. 1998-C2, Class IO,
                   5/18/28 ......................................       761,303
       2,446   Government National Mortgage
                 Association,
                 Trust 1998-24, Class 24-IB,
                   5/20/23 ......................................       544,276
AAA   11,794   Merrill Lynch Mortgage Investors Inc.,
                 Ser. 1997-C2, Class IO,
                   12/10/29 .....................................       806,296
AAA   15,741   Morgan (J.P.) Commercial Mortgage
                 Finance Corp.,**
                 Ser. 1997-C5, Class X,
                   9/15/29 ......................................     1,184,376
AAA    3,494   Morgan Stanley Capital 1 Inc.,**
                 Ser. 1997-HF1, Class X,
                   6/15/17 ......................................       292,910
AAA  135,000   Residential Funding Mortgage
                 Securities Inc.,
                 Ser. 1999-S14, Class A5B,
                   7/25/29 ......................................     2,109,375
                                                                    -----------
                                                                     12,798,853
                                                                    -----------
               PRINCIPAL ONLY MORTGAGE-BACKED
               SECURITIES--1.8%
               Collateralized Mortgage Obligation Trust,
AAA      630     Trust 26, Class A, 4/23/17 .....................       525,219
AAA       50     Trust 29, Class A, 5/23/17 .....................        39,679
         469   Federal Home Loan Mortgage Corp.,
                 Multiclass Mortgage
                 Participation Certificates,
                 Ser. 1946, Class 1946-N,
                   10/15/08 .....................................       368,040
               Federal National Mortgage Association,
                 REMIC Pass-Through Certificates,
       1,406     Trust 1993-225, Class 225-ME,
                   11/25/23 .....................................       560,642
         137     Trust 1997-85, Class 85-LE,
                   10/25/23 .....................................       120,223
                                                                    -----------
                                                                      1,613,803
                                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
      PRINCIPAL
        AMOUNT                                                          VALUE
RATING*  (000)          DESCRIPTION                                    (NOTE 1)
--------------------------------------------------------------------------------
               COMMERCIAL MORTGAGE-BACKED
               SECURITIES--11.0%
A+    $1,000   Credit Suisse First Boston Mortgage
                 Securities Corp.,
                   Ser. 1995-AEW 1, Class C,
                   7.46%, 11/25/27 ..............................     $ 998,365
AAA    1,000   Deutsche Mortgage and Asset
                 Receiving Corp.,
                 Ser. 1998-C1, Class A2,
                   6.54%, 2/15/08 ...............................       965,838
BBB    1,000   DLJ Mortgage Acceptance Corp.,**
                 SER. 1997-CF1, CLASS B1,
                   7.91%, 4/15/07 ...............................       971,620
AAA       75   GMAC Commercial Mortgage
                 Securities Inc.,
                 Ser. 1998-C2, Class A2,
                   6.42%, 8/15/08 ...............................        72,541
AAA    1,000   Goldman Sachs Mortgage
                 Securities Corp.,
                 Ser. 1996-PL, Class A2,
                   7.41%, 2/15/27 ...............................     1,009,831
AAA      800   LTC Commercial Mortgage Corp.,**
                 Ser. 1996-1, Class A,
                   7.06%, 4/15/28 ...............................       798,620
               Merrill Lynch Mortgage Investors Inc.,
BBB    1,000     Ser. 1995-C1, Class D,
                   7.95%, 5/25/15 ...............................       982,881
BBB      500     Series 1996-C1, Class D,
                   7.42%, 4/25/28 ...............................       481,600
AAA      350   Mortgage Capital Funding Inc.,
                 Ser. 1998-MC2, Class A2,
                   6.42%, 5/18/08 ...............................       336,838
Aa2      431   Salomon Brothers Mortgage
                 Securities Corp.,**
                 Ser. 1997-TZH, Class A1,
                   7.15%, 3/25/25 ...............................       438,362
AA     2,635   Sears Mortgage Securities Corp.,
                 Ser. 1993-7, Class S3,
                   10.47%, 4/25/08, (ARM) .......................     2,453,007
AAA      500   Structured Asset Securities Corp.,
                 Ser. 1996-CFL, Class B,
                   6.30%, 2/25/28 ...............................       503,279
                                                                    -----------
                                                                     10,012,782
                                                                    -----------

               CORPORATE BONDS--16.8%
               FINANCE & BANKING--10.6%
A3     1,000   American Savings Bank,**
                 6.63%, 2/15/06 .................................       971,360
A      1,452   Equitable Life Assurance Society USA,**
                 Zero coupon, 12/1/99 - 12/1/05 .................       998,039
A      1,000   Lehman Brothers Holdings Inc.,
                 6.75%, 9/24/01 .................................       998,370
BB+    1,000   Macsaver Financial Services Inc.,
                 7.88%, 8/1/03 ..................................       830,000
BBB+   1,900   PaineWebber Group Inc.,
                 7.88%, 2/15/03 .................................     1,957,494
               Salomon Smith Barney Holdings Inc.,
Aa3    1,000     6.75%, 1/15/06 .................................       980,670
Aa3    1,425     7.98%, 3/1/00 ..................................     1,445,463
A-     1,485   Transamerica Finance Corp.,
                 6.75%, 6/1/00 ..................................     1,489,381
                                                                    -----------
                                                                      9,670,777
                                                                    -----------

               INDUSTRIALS--2.8%
AA-    1,000   TCI Communications Inc.,
                 8.25%, 1/15/03 .................................     1,054,270
Baa2   2,038   Union Pacific Corp.,**
                 Zero coupon, 11/1/99 - 5/1/05 ..................     1,455,254
                                                                    -----------
                                                                      2,509,524
                                                                    -----------
               UTILITIES--1.1%
A        1,000             ALLTEL CORP.,
                 7.50%, 3/1/06 ..................................     1,025,980
                                                                    -----------

               YANKEE--2.3%
BBB-   1,000   Empresa Electric Guacolda SA,**
                 7.95%, 4/30/03 .................................       908,551
BBB+     200   Empresa Electric Pehuhuenche,
                 7.30%, 5/1/03 ..................................       193,219
A-     1,000   Israel Electric Corp. Ltd.,**
                 7.25%, 12/15/06 ................................       958,610
                                                                    -----------
                                                                      2,060,380
                                                                    -----------
               Total Corporate Bonds ............................    15,266,661
                                                                    -----------

               ASSET-BACKED SECURITIES--2.6%
AAA      800   Chase Credit Card Master Trust,
                 Ser. 1997-5, Class A,
                   6.19%, 8/15/05 ...............................       791,732
NR       422   Global Rated Eligible Asset Trust,**/***
                 Ser. 1998-A, Class A1,
                   7.33%, 3/15/06 ...............................       229,843
AA       962   Pegasus Aviation Lease Securitization,**
                 Ser. 1999-1A,  Class A1,
                   6.30%, 3/25/29 ...............................       940,120
NR       899   Structured Mortgage Asset
                 Residential Trust,**/***
                   Ser. 1997-3, 8.57%,
                   4/15/06 ......................................       400,000
                                                                    -----------
                                                                      2,361,695
                                                                    -----------
               U.S. GOVERNMENT AND
               AGENCY SECURITIES--1.6%
       1,095   Small Business Administration,
                 Ser. 1998-P10, Class 10A,
                   6.12%, 2/1/08 ................................     1,056,405
         400   United States Treasury Notes,
                 5.50%, 5/15/09 .................................       390,748
                                                                    -----------
                                                                      1,447,153
                                                                    -----------

                       See Notes to Financial Statements.

      PRINCIPAL
        AMOUNT                                                         VALUE
RATING*  (000)          DESCRIPTION                                   (NOTE 1)
--------------------------------------------------------------------------------
               ZERO COUPON BONDS--45.1%
     $12,407   Aid to Israel,
                 2/15/05 - 8/15/05 ..............................    $8,675,663
               Government Trust Certificates,
       5,220     Class 2-F, 5/15/05 .............................     3,651,755
      13,760     Class T-1, 5/15/05 .............................     9,377,578
      18,000++ United States Treasury Strips,
                 11/15/05 .......................................    12,361,500
      10,000   Vanguard Prime Money Market Strip,
                 12/31/04 .......................................     7,002,000
                                                                    -----------
                                                                     41,068,496
                                                                    -----------
               TAXABLE MUNICIPAL BONDS--6.6%
AAA    1,000   Alameda County California
                 Pension Obligation,
                 Zero coupon, 12/1/05 ...........................       653,700
AAA    1,000   Alaska Energy Power Authority Revenue,
                 Zero coupon, 7/1/05 ............................       755,090
AAA    1,433   Kern County California
                 Pension Obligation,
                 Zero coupon,
                   8/15/99 - 8/15/05 ............................     1,014,543
               Long Beach California
                 Pension Obligation,
AAA    1,441     Zero coupon, 9/1/99 - 9/1/05 ...................     1,018,351
AAA      500     7.09%, 9/1/09 ..................................       508,720
               Los Angeles County California
                 Pension Obligation,
AAA      406     Zero coupon, 12/31/99 - 6/30/05 ................       327,609
AAA    1,000     6.77%, 6/30/05 .................................       654,170
AAA    1,000     8.62%, 6/30/06 .................................     1,107,950
                                                                    -----------
                                                                      6,040,133
                                                                    -----------
      NOTIONAL
       AMOUNT
       (000)
      -------
               CALL OPTIONS PURCHASED--0.1%
      15,000   Interest Rate Swap,
                 5.60% over 3 month LIBOR,
                 expires 8/07/00
                 (cost $206,250) ................................        80,447
                                                                    -----------

               Total long-term investments
                 (cost $100,189,976) ............................   103,702,224
                                                                    -----------

                 SHORT-TERM INVESTMENT--1.5%
               DISCOUNT NOTES
       1,395   Federal Home Loan Mortgage Corp.,
                 4.60%, 7/1/99
                 (cost $1,395,000) ..............................     1,395,000
                                                                    -----------

               Total investments before outstanding
                 call option written--115.5%
                 (cost $101,584,976) ............................   105,097,224

       NOTIONAL
        AMOUNT
         (000)
        -------
               CALL OPTION WRITTEN--(0.0%)
     (24,000)    Interest Rate Swap,
                 3 month LIBOR over 5.50%,
                 expires 8/10/99
                 (premium received $147,000) ....................           (53)
                                                                    -----------

                 Total investments, net of
                   outstanding call option
                   written--115.5%
                    (cost $101,437,976) .........................   105,097,171
                 Liabilities in excess of
                   other assets (15.5)% .........................   (14,108,000)
                                                                    -----------

                 NET ASSETS--100% ...............................   $90,989,171
                                                                    ===========


--------------------------------------------------------------------------------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** Restricted securities as to resale.
*** Illiquid securities representing 0.6% of portfolio assets.
  + (Partial) principal amount pledged as collateral for reverse repurchase agreements.
 ++ Entire principal amount pledged as collateral for reverse repurchase agreements.


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS

    ARM    -- Adjustable Rate Mortgage.
    LIBOR  -- London InterBank Offer Rate.
    REMIC  -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS
Investments, at value (cost $101,584,976)
  (Note 1) ............................................    $105,097,224
Interest receivable ...................................         799,494
Unrealized appreciation on interest rate swaps
  (Notes 1 and 3) .....................................             389
                                                           ------------
                                                            105,897,107
                                                           ------------

LIABILITIES
Reverse repurchase agreements (Note 4) ................      14,021,000
Due to custodian ......................................         384,449
Due to parent (Note 2) ................................         342,865
Interest payable ......................................         159,569
Call option written, at value
  (premium received $147,000) (Notes 1 and 3) .........              53
                                                           ------------
                                                             14,907,936
                                                           ------------
NET ASSETS ............................................    $ 90,989,171
                                                           ============

Net assets were comprised of:
  Common stock, at par (Note 5) .......................    $     95,107
  Paid-in capital in excess of par ....................      82,201,572
                                                           ------------
 ......................................................      82,296,679
  Undistributed net investment income .................       3,586,093
  Accumulated net realized gain .......................       1,446,815
  Net unrealized appreciation .........................       3,659,584
                                                           ------------
  Net assets, June 30, 1999 ...........................    $ 90,989,171
                                                           ============
Net asset value per share:
  ($90,989,171 / 9,510,667 shares of
  common stock issued and outstanding) ................          $ 9.57
                                                                 ======


--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


NET INVESTMENT INCOME
Income
  Interest earned (net of premium amortization
    of $787,684 and interest
    expense of $453,996) ..............................      $3,397,416
                                                            -----------
Operating expenses
  Investment advisory .................................         227,968
  Administration ......................................          45,594
  Custodian ...........................................          26,000
  Audit ...............................................          13,000
  Legal ...............................................          12,000
  Directors ...........................................          10,000
  Miscellaneous .......................................           8,303
                                                            -----------
    Total operating expenses ..........................         342,865
                                                            -----------
Net investment income .................................       3,054,551
                                                            -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments .........................................         (62,867)
  Futures .............................................         487,973
  Short sales .........................................         211,914
  Interest rate swaps .................................         (50,708)
                                                            -----------
                                                                586,312
                                                            -----------
Net change in unrealized appreciation (depreciation) on:
  Investments .........................................      (5,304,377)
  Options written .....................................         260,092
  Futures .............................................           7,136
  Short sales .........................................         333,514
  Interest rateswaps ..................................         (81,267)
                                                            -----------
                                                             (4,784,902)
                                                            -----------
Net loss on investments ...............................      (4,198,590)
                                                            -----------

NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ...........................     $(1,144,039)
                                                            ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


RECONCILIATION OF NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting
  from operations ....................................     $ (1,144,039)
                                                           ------------
Increase in investments ..............................          (16,287)
Net realized gain ....................................         (586,312)
Decrease in unrealized appreciation ..................        4,784,902
Increase in interest receivable ......................         (106,382)
Decrease in deposits with brokers for
  investments sold short .............................        9,203,750
Decrease in unrealized appreciation of
  interest rate swap .................................           81,267
Decrease in due to broker-variation margin ...........           (6,593)
Decrease in payable for investments sold short .......       (9,044,960)
Decrease in call options written .....................         (532,843)
Decrease in interest payable .........................          (77,092)
Increase in accrued expenses and
  other liabilities ..................................          562,495
                                                           ------------
Total adjustments ....................................        4,261,945
                                                           ------------
Net cash flows provided by operating activities ......     $  3,117,906
                                                           ============

INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities ......     $ 3,117,906
                                                           -----------
 Cash flows used for financing activities:
  Decrease in reverse repurchase agreements ..........       (3,169,000)
                                                           ------------
  Net decrease in cash ...............................          (51,094)
                                                           ------------

  Cash at beginning of period ........................           51,094
                                                           ------------
  Cash at end of period ..............................     $         --
                                                           ============

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                       FOR THE PERIOD
                                                      OCTOBER 31, 1998*
                                SIX MONTHS ENDED              TO
                                    JUNE 30,              DECEMBER 31,
                                      1999                    1998
                                 --------------        ----------------

INCREASE  (DECREASE) IN
    NET ASSETS

Operations:


  Net investment income ........   $ 3,054,551              $ 531,542


  Net realized gain on
    investments ................       586,312                860,503


  Net change in unrealized
    appreciation/(depreciation)
    on investments .............    (4,784,902)             8,444,486
                                   -----------            -----------


  Net increase (decrease) in net
    assets resulting from
    operations .................    (1,144,039)             9,836,531


  Transfer of assets from BAT
    in exchange for
    shares issued ..............            --             82,296,679
                                   -----------            -----------
TOTAL INCREASE (DECREASE) ......    (1,144,039)            92,133,210



NET ASSETS

Beginning of period ............    92,133,210                    --
                                   -----------           -----------

End of period ..................  $ 90,989,171           $92,133,210
                                  ============           ===========


----------
* Commencement of investment operations.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                         FOR THE PERIOD
                                                                                                        OCTOBER 31, 1998*
                                                                                      SIX MONTHS ENDED       THROUGH
                                                                                          JUNE 30,        DECEMBER 31,
                                                                                            1999              1998
                                                                                       --------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..................................................   $  9.69           $  8.65
                                                                                          -------           -------
   Net investment income (net of interest expense of $0.03 and $0.05, respectively) ...      0.32              0.06
   Net realized and unrealized gain (loss) ............................................     (0.44)             0.98
                                                                                          -------           -------
Net increase (decrease) from investment operations ....................................     (0.12)             1.04
                                                                                          -------           -------
Net asset value, end of period ........................................................   $  9.57           $  9.69
                                                                                          =======           =======
TOTAL INVESTMENT RETURN:+ .............................................................     (1.24)%           12.02%
                                                                                          =======           =======
RATIOS TO AVERAGE NET ASSETS:
Operating expenses** ..................................................................      0.75%++           0.89%++
Net investment income .................................................................      6.72%++           3.50%++
SUPPLEMENTAL DATA:
Average net assets (in thousands) .....................................................   $91,668           $90,986
Portfolio turnover ....................................................................         8%                3%
Net assets, end of period (in thousands) ..............................................   $90,989           $92,133
Reverse repurchase agreements outstanding,
   end of period (in thousands) .......................................................   $14,021           $17,190
Asset coverage+++ .....................................................................   $ 7,489           $ 6,369

----------
   * Commencement of investment operations.
  ** The ratios of operating expenses, including interest expense, to average net assets was 2.57%++ and 1.75%++ for the period indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets was 2.76%++ and 1.75%++, for the period indicated above, respectively.
   + This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the net asset value on the last day of the period reported. Total investment return for periods of less than one full year are not annualized.
  ++ Annualized.
 +++ Per $1,000 of reverse repurchase agreement outstanding.
The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for the periods indicated. This information has been determined based upon financial information provided in the financial statements.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION &   POLICIES

BAT Subsidiary, Inc. (the ACCOUNTING "Trust") was incorporated under the laws of the state of Maryland on August 10, 1998, and is a diversified, closed-end management investment company. The Trust was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The BlackRock Advantage Term Trust Inc., ("BAT") incorporated under the laws of the state of Maryland and as such, is a wholly-owned subsidiary of BAT. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities while providing cash flow definition to BAT. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively hedge positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at anytime or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of purchasing the right to buy a security, the purchaser of the swap option has the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, bears the market risk of an unfavorable change in the value of the swap contract underlying the written option. Interest rate swap options may be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions. SHORT
SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the six months ended June 30, 1999.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income invokes protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolios duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and ex-penses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc., (the "Adviser"), a wholly owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management, LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

The Trust reimburses the BAT for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of average net assets which are held by the Trust relative to the average net assets of the BAT.


NOTE 3. PORTFOLIO   SECURITIES

Purchases  and  sales  of  invest-  ment   securities,   other  than  short-term
investments and dollar rolls, for the six months ended June 30, 1999 aggregated $14,461,394 and $7,808,017, respectively.

   The Trust may invest up to 85% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1999, the Trust held 0.6% of its portfolio assets in illiquid securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at June 30, 1999 was $101,584,976 and, accordingly, net unrealized appreciation for federal income tax purposes was $3,512,248 (gross unrealized appreciation--$5,708,039; gross unrealized depreciation--$2,195,791).


   Details of open interest rate swaps at June 30, 1999 are as follows:

NOTIONAL                     FIXED/
 AMOUNT                     FLOATING     FLOATING    TERMINATION    UNREALIZED
  (000)        TYPE           RATE         RATE         DATE      APPRECIATION
--------      -----       ------------    ------     ----------  ------------
$5,000    Floating Rate   3 Mo. T-Bill  3 Mo. LIBOR    9/10/03          $209
                          + 80.25 bps
 5,000    Floating Rate   3 Mo. T-Bill  3 Mo. LIBOR    9/10/03           180
                          + 81.75 bps                                   ----
                                                                        $389
                                                                        ====

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the period ended June 30, 1999 was approximately $15,776,865 at a weighted average interest rate of approximately 4.82%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period ended June 30, 1999 was $20,163,500 as of January 31, 1999 which was 16.4% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the six months ended June 30, 1999.


NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. BAT owned all of the 9,510,667 shares outstanding at June 30, 1999.

--------------------------------------------------------------------------------
BlackRock
--------------------------------------------------------------------------------
DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022


   The accompanying financial statements as of June 30, 1999 were not audited and accordingly, no opinion is expressed on them.
   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.



                              BAT SUBSIDIARY, INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM



[LOGO] Printed on recycled paper